Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Corporation’s deferred tax assets and liabilities are as follows:

December 31 (In thousands)	2013	2012
Deferred tax assets:
Allowance for loan losses	$20,814	$19,438
Accumulated other comprehensive loss – Pension Plan	3,015	14,611
Accumulated other comprehensive loss – Unrealized losses on securities	16,057	—
Intangible assets	673	697
Deferred compensation	3,611	3,750
OREO devaluations	5,287	4,855
Partnership adjustments	3,793	3,329
Other	3,705	2,973
Total deferred tax assets	$56,955	$49,653
Deferred tax liabilities:
Accumulated other comprehensive income – Unrealized gains on securities	—	5,178
Deferred investment income	10,199	10,199
Pension Plan	25,261	25,517
Mortgage servicing rights	3,154	2,717
Other	850	646
Total deferred tax liabilities	$39,464	$44,257
Net deferred tax assets	$17,491	$5,396

Park performs an analysis to determine if a valuation allowance against deferred tax assets is required in accordance with GAAP. Prior to the sale of substantially all of its assets in February 2012, Vision was subject to income tax in Alabama and Florida. During 2011, Park recognized $6.1 million in state tax expense which was the charge necessary to write off the previously reported state operating loss carry-forward asset and other state deferred tax assets at Vision. Prior to the execution of the Vision Purchase Agreement with Centennial, management of Park had believed that a merger of Vision into PNB (the national bank subsidiary of Park) would enable Park to fully utilize the state net operating loss carry-forward asset recorded at Vision. The structure of the transactions contemplated by the Vision Purchase Agreement with Centennial did not allow either the buyer or the seller to benefit from the previously recorded net operating loss carry-forward asset at Vision to offset future taxable income; therefore, this asset was written off by Vision at December 31, 2011.

Management has determined that it is not required to establish a valuation allowance against remaining deferred tax assets in accordance with GAAP since it is more likely than not that the deferred tax assets will be fully utilized in future periods.

The components of the provision for federal and state income taxes are shown below:

December 31, (In thousands)	2013	2012	2011
Currently payable
Federal	$27,587	$12,984	$5,949
State	—	—	—

Deferred
Federal	(2,456)	12,717	22,378
State	—	—	8,382

Valuation allowance
Federal	—	—	—
State	—	—	(2,294)
Total	$25,131	$25,701	$34,415

The following is a reconciliation of income tax expense to the amount computed at the statutory rate of 35% for the years ended December 31, 2013, 2012 and 2011.

December 31	2013	2012	2011

Statutory federal corporate tax rate	35.0%	35.0%	35.0%
Changes in rates resulting from:
Tax exempt interest income, net of disallowed interest	(0.8)%	(0.9)%	(1.0)%
Bank owned life insurance	(1.7)%	(1.6)%	(1.5)%
Tax credits (low income housing)	(6.6)%	(6.1)%	(5.2)%
State income tax expense, net of federal benefit	—%	—%	4.7%
Valuation allowance, net of federal benefit	—%	—%	(1.3)%
Other	(1.3)%	(1.8)%	(1.2)%
Effective tax rate	24.6%	24.6%	29.5%

Park and its Ohio-based subsidiaries do not pay state income tax to the state of Ohio, but pay a franchise tax based on their year-end equity. The franchise tax expense is included in the state tax expense and is shown in “state taxes” on Park’s Consolidated Statements of Income. Vision did not record state income tax expense (benefit) in 2012.

Unrecognized Tax Benefits
The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits.

(In thousands)	2013	2012	2011
January 1 Balance	$517	$485	$477
Additions based on tax positions related to the current year	74	74	70
Additions for tax positions of prior years	4	25	1
Reductions for tax positions of prior years	—	—	(3)
Reductions due to statute of limitations	(77)	(67)	(60)
December 31 Balance	$518	$517	$485

The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in the future periods at December 31, 2013, 2012 and 2011 was $403,000, $404,000 and $378,000, respectively. Park does not expect the total amount of unrecognized tax benefits to significantly increase or decrease during the next year.

The (income)/expense related to interest and penalties recorded in the Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011 was $(500), $4,500 and $2,500, respectively. The amount accrued for interest and penalties at December 31, 2013, 2012 and 2011 was $67,000, $67,500 and $63,000, respectively.

Park and its subsidiaries are subject to U.S. federal income tax. Some of Park’s subsidiaries are subject to state income tax in the following states: Alabama, Florida, California and Kentucky. Park is no longer subject to examination by federal or state taxing authorities for the tax year 2009 and the years prior.

The 2007 and 2008 federal income tax returns of Park were recently under examination by the Internal Revenue Service. Additionally, the 2009 state of Ohio franchise tax return was recently under examination. The IRS examination closed in the first quarter of 2012 with no adjustments. The Ohio examination closed in 2011 with no material adjustments.